United States
Securities and Exchange Commission

WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________

Date of report (date of earliest event reported):

June 3, 2010

INTERNATIONAL GAME TECHNOLOGY
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(Exact name of registrant as specified in its charter)

Nevada -------------------------- (State or Other Jurisdiction of Incorporation)	001-10684 -------------------------- (Commission File Number)	88-0173041 -------------------------- (I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada  89521
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(Address of principal executive offices)

(775) 448-7777
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(Registrant’s telephone number, including area code)

not applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

International Game Technology (IGT) is filing this Current Report on Form 8-K to retrospectively adjust portions of IGTs Annual Report on Form 10-K for the fiscal year ended October 3, 2009 (2009 Form 10-K), filed on December 2, 2009, to reflect the adoption of new accounting standards for convertible debt, noncontrolling interests, and participating securities at the beginning of fiscal 2010. The impact of adoption is summarized in Note 1 to the Consolidated Financial Statements in the section subtitled “Recently Adopted Accounting Standards” of Part II, Item 8. Financial Statements and Supplementary Data as updated in Exhibit 99.5.

We have filed this Current Report on Form 8-K to reflect the impact of the adoption of these new accounting standards and recast all prior periods presented. This will permit IGT to incorporate these recast financial statements by reference in future filings with the Securities and Exchange Commission. The impact of the adoption of these accounting standards is reflected in the following sections of the 2009 Form 10-K, which are included as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 (collectively, the “Exhibits”) to this Current Report on Form 8-K:

ª	Glossary of Terms and Abbreviations (Exhibit 99.1)

ª	Part II, Item 6. Selected Financial Data (Exhibit 99.2)

ª	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.3)

ª	Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk (Exhibit 99.4)

ª	Part II, Item 8. Financial Statements and Supplementary Data (Exhibit 99.5)

This Current Report on Form 8-K contains only the sections and exhibits to the 2009 Form 10-K that are being revised.  The sections of and exhibits to our 2009 Form 10-K as originally filed, which are not included herein, remain unchanged. All information in this filing, as well as the unchanged sections and exhibits to our 2009 Form 10-K, are as of October 3, 2009 and do not reflect events occurring after the date of the 2009 Form 10-K filing, except for certain amounts recast as described in the Summary of Significant Accounting Policies note and disclosures affected by the adoption of the new accounting standards.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Glossary of Terms and Abbreviations

99.2	Part II, Item 6. Selected Financial Data

99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results Operations

99.4	Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk

99.5	Part II, Item 8. Financial Statements and Supplementary Data

101.INS**	XBRL Instance

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation

101.DEF**	XBRL Taxonomy Extension Definition

101.LAB**	XBRL Taxonomy Extension Labels

101.PRE**	XBRL Taxonomy Extension Presentation

** XBRL information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities and Exchange Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: June 3, 2010

By:  /s/ Patrick W. Cavanaugh

Patrick W. Cavanaugh
Executive Vice President, Chief Financial Officer, and Treasurer

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